ESAB Corporation Announces Second Quarter 2025 Results

•Strong performance in high-growth markets
•Record Core adjusted EBITDA margin
•Two Gas Control acquisitions completed, and one Fab Tech acquisition signed
•Raised full year 2025 guidance

North Bethesda, MD, August 6, 2025 -- ESAB Corporation (“ESAB” or the “Company”) (NYSE: ESAB), a focused premier industrial compounder, today announced financial results for the second quarter of 2025.

ESAB reported second quarter sales of $716 million, an increase of 1% on a reported basis or a decrease of 1% on a core organic growth basis before acquisitions and currency translation, as compared to the prior year. ESAB also reported second quarter net income from continuing operations attributable to ESAB of $69 million or $1.12 diluted earnings per share and core adjusted net income of $84 million or $1.36 diluted earnings per share. Core adjusted EBITDA of $138 million rose 3% and margin expanded 30 basis points to 20.4%, both as compared to the prior year quarter.

“ESAB delivered another quarter of record core adjusted EBITDA margins, reflecting the consistent performance of our team and the resilience of our global operating model,” said Shyam P. Kambeyanda, President and CEO of ESAB Corporation. “Robust demand in EMEA and APAC enabled us to sustain momentum, while our Americas team navigated tariff-related pressures successfully using EBX.”

Kambeyanda continued, “We also advanced our compounder strategy with two strategic acquisitions: DeltaP and Aktiv, which expand our medical gas control business; and signed EWM, a European leader in heavy industrial and robotic welding equipment, which enhances our Fabtech portfolio. These acquisitions, a sequentially improving Americas, combined with our strong positioning in high-growth markets and our continued focus on EBX gives us confidence to raise our full-year guidance.”

Full Year 2025 Outlook

ESAB raises its full year 2025 outlook for total core sales growth of 1.5% to 3.5%, core organic sales growth of 0.0% to 2.0%, M&A of ~2.5% and FX of ~(1.0)% from its prior outlook of total core sales growth of (1.0)% to 1.5%, core organic sales growth of 0.0% to 2.0%, M&A of 2.0%-2.5% and FX of ~(3.0)%. ESAB’s core adjusted EBITDA outlook increases to $525 to $535 million versus prior guidance of $520 to $530 million, and core adjusted EPS increases to $5.15 to $5.30 versus prior guidance of $5.10 to $5.25.

About ESAB Corporation

Founded in 1904, ESAB Corporation is a focused industrial compounder. The Company’s rich history of innovative products, workflow solutions and its business system ESAB Business Excellence (“EBX”), enables the Company’s purpose of Shaping the world we imagineTM. ESAB Corporation is based in North Bethesda, Maryland and employs approximately 9,300 associates and serves customers in approximately 150 countries. To learn more, visit www.ESABcorporation.com.

About About EWM GmbH

Founded in 1957, EWM GmbH (“EWM”) is Germany’s leading provider of premium arc welding technology solutions. The Westerwald-based company offers complete systems including high-quality welding machines, components, torches, consumables and accessories for manual and automated applications. EWM has a global presence with more than 400 sales and service partners and a high degree of vertical integration through 6 production locations worldwide. The company has a track-record of innovation and has around 800 employees at 12 German and 11 international locations.

About Aktiv Technologies and DeltaP

Aktiv Technologies Private Limited is a gas equipment manufacturer based in India. DeltaP is a European provider of comprehensive medical central gas systems and aftermarket services.

Conference Call and Webcast

The Company will hold a conference call to discuss its second quarter 2025 results beginning at 8:00 a.m. Eastern on Wednesday, August 6, 2025, which will be open to the public by calling +1-888-550-5302 (U.S. callers) and +1-646-960-0685 (International callers) and referencing the conference ID number 4669992 and through webcast via ESAB’s website www.ESABcorporation.com under the “Investors” section. Access to a supplemental slide presentation can also be found on ESAB's website under the same heading. Both the audio of this call and the slide presentation will be archived on the website later today and will be available until the next quarterly call. The Company’s quarterly report on Form 10-Q for the fiscal quarter ended July 4, 2025, filed August 6, 2025, is also available on ESAB’s website under the “Investors” section.

Non-GAAP Financial Measures and Other Adjustments

ESAB has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States (“non-GAAP”). ESAB presents some of these non-GAAP financial measures including and excluding Russia due to economic and political volatility caused by the war in Ukraine, which results in enhanced investor interest in this information. Core non-GAAP financial measures exclude Russia for the three and six months ended July 4, 2025 and June 28, 2024. These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, Core adjusted net income from continuing operations, adjusted EBITDA (earnings before interest, taxes, Pension settlement loss, Restructuring and other related charges, acquisition due diligence and transaction expenses, amortization of intangibles and fair value charges on acquired inventories and depreciation and other amortization), Core adjusted EBITDA, organic sales, Core organic sales, adjusted free cash flow and ratios based on the foregoing measures. ESAB also provides adjusted EBITDA and adjusted EBITDA margin on a segment basis, as well as Core adjusted EBITDA and Core adjusted EBITDA margin on a segment basis.

Adjusted net income from continuing operations represents Net income from continuing operations attributable to ESAB Corporation, excluding Restructuring and other related charges, acquisition due diligence and transaction expenses, amortization of intangibles and fair value charges on acquired inventories and Pension settlement loss. Adjusted net income, includes the tax effect of non-GAAP adjusting items at applicable tax rates and excludes the impact of discrete tax charges or gains in each period. ESAB also presents adjusted net income margin from continuing operations, which is subject to the same adjustments as adjusted net income from continuing operations. Adjusted net income per diluted share from continuing operations is a calculation of adjusted net income from continuing operations over the weighted-average diluted shares outstanding. ESAB also presents Core adjusted net income from continuing operations and Core adjusted net income per share - diluted from continuing operations, which are subject to the same adjustments as Adjusted net income from continuing operations and Adjusted net income per diluted share from continuing operations, further removing the impact of Russia for the three and six months ended July 4, 2025 and June 28, 2024.
Adjusted EBITDA excludes from Net income from continuing operations the effect of Income tax expense, Interest expense and other, net, Restructuring and other related charges, acquisition due diligence and transaction expenses, amortization of intangibles and fair value charges on acquired inventories, Pension settlement loss and depreciation and other amortization. ESAB presents adjusted EBITDA margin, which are subject to the same adjustments as adjusted EBITDA. Further, ESAB presents these non-GAAP performance measures on a segment basis, which excludes the impact of Restructuring and other related charges, acquisition due diligence and transaction expenses, amortization of intangibles and fair value charges on acquired inventories, Pension settlement loss and depreciation and other amortization from operating income. ESAB also presents Core adjusted EBITDA and Core adjusted EBITDA margin, which are subject to the same adjustments as Adjusted EBITDA and Adjusted EBITDA margin, respectively, further removing the impact of Russia for the three and six months ended July 4, 2025 and June 28, 2024.

ESAB presents organic sales, which excludes the impact of acquisitions and foreign exchange rate fluctuations and presents core organic sales, which further excludes the impact of the Russia business for the three and six months ended July 4, 2025 and June 28, 2024.

Adjusted free cash flow represents cash flows from operating activities excluding cash outflows related to discontinued operations and acquisition-related payments less Purchases of property, plant and equipment.

These non-GAAP financial measures assist ESAB management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to unusual events or discrete restructuring plans and other initiatives that are fundamentally different from the ongoing productivity and core business of the Company.

ESAB management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

Forward Looking Statements

This press release includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions, and other statements that are not historical or current fact. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including general risks and uncertainties such as market conditions, economic conditions, geopolitical events, changes in laws, regulations or accounting rules, fluctuations in interest rates, terrorism, wars or conflicts, major health concerns, natural disasters or other disruptions of expected business conditions. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to, risks related to the impact of the wars in Ukraine and Middle East and the resulting escalating geopolitical tensions; impact of supply chain disruptions; the impact of creditworthiness and financial viability of customers; impact of inflationary pressures, tariffs and trade policies, foreign exchange fluctuations and commodity prices; other impacts on the Company’s business and ability to execute business continuity plans; and the other factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (“SEC”) on February 20, 2025, and the Form 10-Q for the quarterly period ended April 4, 2025 filed with the SEC on May 1, 2025, as well as other risks discussed in the Company’s filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. The Company disclaims any duty to update the information herein.

Investor Relations Contact:
Mark Barbalato
Vice President, Investor Relations
E-mail: investorrelations@esab.com
Phone: 1-301-323-9098

Media Contact:
Tilea Coleman
Vice President, Corporate Communications
E-mail: mediarelations@esab.com
Phone: 1-301-323-9092

ESAB CORPORATION
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended		Six Months Ended
	July 4, 2025	June 28, 2024	July 4, 2025	June 28, 2024
Net sales	$715,586	$707,053	$1,393,724	$1,396,797
Cost of sales	449,539	436,738	872,475	871,455
Gross profit	266,047	270,315	521,249	525,342
Selling, general and administrative expense	155,563	146,187	296,421	288,637
Restructuring and other related charges	1,390	4,773	5,889	6,697
Operating income	109,094	119,355	218,939	230,008
Pension settlement loss	—	—	—	12,155
Interest expense and other, net	20,999	15,940	37,781	33,031
Income from continuing operations before income taxes	88,095	103,415	181,158	184,822
Income tax expense	18,283	17,885	38,782	36,389
Net income from continuing operations	69,812	85,530	142,376	148,433
Loss from discontinued operations, net of taxes	(1,708)	(1,161)	(4,440)	(2,470)
Net income	68,104	84,369	137,936	145,963
Income attributable to noncontrolling interest, net of taxes	(1,221)	(1,462)	(3,690)	(3,105)
Net income attributable to ESAB Corporation	$66,883	$82,907	$134,246	$142,858
Earnings (loss) per share – basic
Income from continuing operations	$1.13	$1.38	$2.28	$2.39
Loss on discontinued operations	(0.03)	(0.02)	$(0.07)	$(0.04)
Net income per share – basic	$1.10	$1.36	$2.21	$2.35
Earnings (loss) per share – diluted
Income from continuing operations	$1.12	$1.37	$2.26	$2.37
Loss on discontinued operations	(0.03)	(0.02)	$(0.07)	$(0.04)
Net income per share – diluted	$1.09	$1.35	$2.19	$2.33

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions, except per share data
(Unaudited)

	Three Months Ended(1)		Six Months Ended(1)
	July 4, 2025	June 28, 2024	July 4, 2025	June 28, 2024
Adjusted Net Income
Net income from continuing operations (GAAP)	$69.8	$85.5	$142.4	$148.4
Less: Income attributable to noncontrolling interest, net of taxes	1.2	1.5	3.7	3.1
Net income from continuing operations attributable to ESAB Corporation (GAAP)	68.6	84.0	138.7	145.3
Restructuring and other related charges – pretax(2)	1.4	4.8	5.9	6.7
Acquisition-amortization and other related charges – pretax(3)	21.6	7.7	31.2	15.5
Pension settlement loss – pretax	—	—	—	12.2
Tax effect on above items(4)	(5.3)	(3.2)	(8.8)	(8.5)
Discrete tax adjustments(5)	—	(6.7)	—	(6.7)
Adjusted net income from continuing operations (non-GAAP)	86.2	86.6	166.9	164.5
Adjusted net income from continuing operations attributable to Russia (non-GAAP)(6)	2.3	5.2	6.0	9.5
Core adjusted net income from continuing operations (non-GAAP)	$84.0	$81.4	$160.9	$155.0
Adjusted net income margin from continuing operations	12.0%	12.3%	12.0%	11.8%

Adjusted Net Income Per Share
Net income per share – diluted from continuing operations (GAAP)	$1.12	$1.37	$2.26	$2.37
Restructuring and other related charges – pretax(2)	0.02	0.08	0.10	0.11
Acquisition-amortization and other related charges – pretax(3)	0.35	0.12	0.51	0.24
Pension settlement loss – pretax	—	—	—	0.20
Tax effect on above items(4)	(0.09)	(0.05)	(0.14)	(0.14)
Discrete tax adjustments(5)	—	(0.11)	—	(0.11)
Adjusted net income per share – diluted from continuing operations (non-GAAP)	1.40	1.41	2.72	2.67
Adjusted net income per share – diluted from continuing operations attributable to Russia (non-GAAP)(6)	0.04	0.09	0.10	0.16
Core adjusted net income per share – diluted from continuing operations (non-GAAP)	$1.36	$1.32	$2.62	$2.51
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction, diligence and integration expenses totaling $12.8 million and $14.2 million for the three and six months ended July 4, 2025, respectively, and $0.5 million and $0.6 million for the three and six months ended June 28, 2024, respectively. Additionally, it includes amortization of intangibles and fair value charges on acquired inventories totaling $8.8 million and $17.0 million three and six months ended July 4, 2025, respectively, and $7.3 million and $14.9 million for the three and six months ended June 28, 2024, respectively.
(4) This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the proceeding line items of the table. ESAB estimates the tax effect of each adjustment item by applying ESAB’s overall estimated effective tax rate to the pretax amount, unless the nature of the item and/or tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.
(5) For 2024, discrete adjustments relate to a favorable final ruling in a tax case in a foreign jurisdiction.
(6) Represents Russia contribution for the three and six months ended July 4, 2025 and June 28, 2024.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended July 4, 2025(1)			Six Months Ended July 4, 2025(1)
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total
Net income from continuing operations (GAAP)			$69.8			$142.4
Income tax expense			18.3			38.8
Interest expense and other, net			21.0			37.8
Operating income (GAAP)	$42.4	$66.7	$109.1	85.7	133.3	218.9
Adjusted to add
Restructuring and other related charges(2)	0.5	0.9	1.4	2.2	3.7	5.9
Acquisition-amortization and other related charges(3)	10.0	11.5	21.6	15.7	15.5	31.2
Depreciation and other amortization	3.8	7.6	11.4	7.7	13.6	21.4
Adjusted EBITDA (non-GAAP)	56.8	86.7	143.5	$111.3	$166.1	$277.4
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	—	5.0	5.0	—	11.0	11.0
Core adjusted EBITDA (non-GAAP)	$56.8	$81.7	$138.5	$111.3	$155.1	$266.4
Adjusted EBITDA margin (non-GAAP)	20.1%	20.0%	20.1%	19.8%	20.0%	19.9%
Core adjusted EBITDA margin (non-GAAP)(5)	20.1%	20.6%	20.4%	19.8%	20.4%	20.1%
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction, diligence and integration expenses totaling $12.8 million and $14.2 million for the three and six months ended July 4, 2025, respectively, and amortization of intangibles and fair value charges on acquired inventories totaling $8.8 million and $17.0 million three and six months ended July 4, 2025, respectively.
(4) Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5) Net sales were $37.1 million and $68.4 million relating to Russia for the three and six months ended July 4, 2025, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended June 28, 2024(1)			Six Months Ended June 28, 2024(1)
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total
Net income from continuing operations (GAAP)			$85.5			$148.4
Income tax expense			17.9			36.4
Interest expense and other, net			15.9			33.0
Pension settlement loss			—			12.2
Operating income (GAAP)	$55.9	$63.4	$119.4	$101.9	$128.1	$230.0
Adjusted to add
Restructuring and other related charges(2)	0.8	4.0	4.8	1.1	5.6	6.7
Acquisition-amortization and other related charges(3)	4.3	3.3	7.7	8.7	6.8	15.5
Depreciation and other amortization	3.7	5.5	9.1	7.2	10.7	17.9
Adjusted EBITDA (non-GAAP)	64.7	76.3	141.0	118.8	151.2	270.1
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	—	6.9	6.9	—	12.9	12.9
Core adjusted EBITDA (non-GAAP)	$64.7	$69.3	$134.0	$118.8	$138.3	$257.3
Adjusted EBITDA margin (non-GAAP)	20.9%	19.2%	19.9%	19.6%	19.1%	19.3%
Core adjusted EBITDA margin (non-GAAP)(5)	20.9%	19.5%	20.1%	19.6%	19.3%	19.5%
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction, diligence and integration expenses totaling $0.5 million and $0.6 million for the three and six months ended June 28, 2024, respectively, and amortization of intangibles and fair value charges on acquired inventories totaling $7.3 million and $14.9 million for the three and six months ended June 28, 2024, respectively.
(4) Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5) Net sales were $40.7 million and $74.4 million relating to Russia for the three and six months ended June 28, 2024, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales(1)
	Americas		EMEA & APAC		Total ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended June 28, 2024	$309.8		$397.3		$707.1
Components of Change:
Existing businesses (organic sales)(2)	(22.4)	(7.2)%	6.8	1.7%	(15.6)	(2.2)%
Acquisitions(3)	8.2	2.6%	12.7	3.2%	20.9	3.0%
Foreign Currency translation(4)	(12.9)	(4.2)%	16.1	4.1%	3.2	0.5%
Total sales (decline) growth	(27.1)	(8.7)%	35.6	9.0%	8.5	1.2%
For the three months ended July 4, 2025	$282.7		$432.9		$715.6
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales(1)(5)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended June 28, 2024	$309.8		$356.6		$666.3
Components of Change:
Existing businesses (core organic sales)(2)	(22.4)	(7.2)%	15.5	4.4%	(6.9)	(1.0)%
Acquisitions(3)	8.2	2.6%	12.7	3.6%	20.9	3.1%
Foreign Currency translation(4)	(12.9)	(4.2)%	11.0	3.1%	(1.9)	(0.3)%
Total core sales (decline) growth	(27.1)	(8.7)%	39.2	11.0%	12.1	1.8%
For the three months ended July 4, 2025	$282.7		$395.7		$678.5
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.
(5) Represents sales excluding Russia for the three months ended July 4, 2025 and June 28, 2024.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales Growth(1)
	Americas		EMEA & APAC		Total ESAB
	$	Change %	$	Change %	$	Change %
For the six months ended June 28, 2024	$605.8		$791.0		$1,396.8
Components of Change:
Existing businesses (organic sales)(2)	(29.4)	(4.9)%	12.7	1.6%	(16.7)	(1.2)%
Acquisitions(3)	17.8	2.9%	17.9	2.3%	35.7	2.6%
Foreign Currency translation(4)	(30.8)	(5.1)%	8.7	1.1%	(22.1)	(1.6)%
Total sales (decline) growth	(42.4)	(7.0)%	39.3	5.0%	(3.1)	(0.2)%
For the six months ended July 4, 2025	$563.4		$830.3		$1,393.7
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales Growth(1)(5)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the six months ended June 28, 2024	$605.8		$716.6		$1,322.4
Components of Change:
Existing businesses (core organic sales)(2)	(29.4)	(4.9)%	23.9	3.3%	(5.5)	(0.4)%
Acquisitions(3)	17.8	2.9%	17.9	2.5%	35.7	2.7%
Foreign Currency translation(4)	(30.8)	(5.1)%	3.5	0.5%	(27.3)	(2.1)%
Total core sales (decline) growth	(42.4)	(7.0)%	45.3	6.3%	2.9	0.2%
For the six months ended July 4, 2025	$563.4		$761.9		$1,325.3
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.
(5) Represents sales excluding Russia for the six months ended July 4, 2025 and June 28, 2024.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Adjusted Free Cash Flow
Dollars in millions
(Unaudited)

	Three Months Ended		Six Months Ended
	July 4, 2025	June 28, 2024	July 4, 2025	June 28, 2024
Net cash provided by operating activities (GAAP)	$46.6	$83.0	$82.0	$127.5
Purchases of property, plant and equipment (GAAP)	(9.2)	(9.0)	(16.5)	(16.4)
Payments related to discontinued operations	4.9	4.8	7.2	8.5
Acquisition-related payments(1)	4.0	—	4.0	—
Adjusted free cash flow (non-GAAP)(2)	$46.4	$78.8	$76.8	$119.5
(1) Represents payments related to due diligence, transaction and other related costs.
(2) Numbers may not sum due to rounding.

ESAB CORPORATION
2025 Outlook
Dollars in millions, except per share amounts
(Unaudited)

ESAB 2025 Outlook
	Previous Guidance	New Guidance
2024 Core net sales	$2,591.2	$2,591.2
Organic growth	0.0%-2.0%	0.0%-2.0%
Acquisitions	2.0%-2.5%	~2.5%
Currency	~(3.0)%	~(1.0)%
2025 Core net sales growth range	(1.0)%-1.5%	1.5%-3.5%

2024 Core adjusted EBITDA	$510.7	$510.7
2025 Core adjusted EBITDA range	$520 - $530	$525 - $535

2024 Core adjusted EPS	$5.06	$5.06
2025 Core adjusted EPS range	$5.10 - $5.25	$5.15 - $5.30

ESAB CORPORATION
CONSOLIDATED AND CONDENSED BALANCE SHEETS
Dollars in thousands, except share and per share amounts
(Unaudited)

	July 4, 2025	December 31, 2024
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$258,223	$249,358
Trade receivables, less allowance for credit losses of $23,711 and $23,850	456,112	370,321
Inventories, net	474,095	403,711
Prepaid expenses	67,226	55,665
Other current assets	80,624	69,327
Total current assets	1,336,280	1,148,382
Property, plant and equipment, net	326,685	298,347
Goodwill	1,790,053	1,651,993
Intangible assets, net	541,973	487,993
Lease assets - right of use	88,763	89,859
Other assets	348,609	357,401
Total assets	$4,432,363	$4,033,975

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current portion of debt	$21,745	$15,000
Accounts payable	369,520	318,493
Accrued liabilities	295,204	298,558
Total current liabilities	686,469	632,051
Long-term debt	1,058,832	1,060,739
Other liabilities	575,291	532,936
Total liabilities	2,320,592	2,225,726
Equity:
Common stock - $0.001 par value - Authorized 600,000,000, 60,696,786 and 60,517,574 shares outstanding as of July 4, 2025 and December 31, 2024, respectively	61	61
Additional paid-in capital	1,898,801	1,901,337
Retained earnings	720,467	597,180
Accumulated other comprehensive loss	(549,699)	(729,574)
Total ESAB Corporation equity	2,069,630	1,769,004
Noncontrolling interest	42,141	39,245
Total equity	2,111,771	1,808,249
Total liabilities and equity	$4,432,363	$4,033,975

ESAB CORPORATION
CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
Dollars in thousands
(Unaudited)

	Six Months Ended
	July 4, 2025	June 28, 2024
Cash flows from operating activities:
Net income	$137,936	$145,963
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other impairment charges	36,846	32,930
(Gain) loss on sale of property, plant and equipment	(5,703)	63
Stock-based compensation expense	9,900	9,886
Deferred income tax (benefit) expense	(6,761)	1,760
Non-cash interest expense	1,255	1,632
Pension settlement loss	—	12,155
Changes in operating assets and liabilities:
Trade receivables, net	(49,161)	(56,680)
Inventories, net	(37,407)	(42,144)
Accounts payable	23,183	53,574
Other operating assets and liabilities	(28,051)	(31,656)
Net cash provided by operating activities	82,037	127,483
Cash flows from investing activities:
Purchases of property, plant and equipment	(16,474)	(16,437)
Proceeds from sale of property, plant and equipment	4,732	608
Acquisitions, net of cash received	(86,252)	(18,050)
Other investing	(500)	(3,059)
Net cash used in investing activities	(98,494)	(36,938)
Cash flows from financing activities:
Proceeds from borrowings on Senior Notes	—	700,000
Proceeds from borrowings on revolving credit facilities and other	8,674	205,000
Repayments of borrowings on Term Loans	(5,000)	(597,500)
Repayments of borrowings on revolving credit facilities and other	—	(237,005)
Payment of debt issuance costs	—	(10,423)
Payment of dividends	(9,729)	(7,278)
Distributions to noncontrolling interest holders	(1,174)	(1,218)
Other financing	(12,418)	(5,295)
Net cash (used in) provided by financing activities	(19,647)	46,281
Effect of foreign exchange rates on Cash and cash equivalents	44,969	(10,359)
Increase in Cash and cash equivalents	8,865	126,467
Cash and cash equivalents, beginning of period	249,358	102,003
Cash and cash equivalents, end of period	$258,223	$228,470